EXHIBIT 4

INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

FIRST PULASKI NATIONAL CORPORATION

TOTAL AUTHORIZED ISSUE
10,000,000 SHARES PAR VALUE $1.00 EACH

This is to Certify that ____________________________ is the owner of

_____________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

___________________                  ___________________

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulstions:

TEN COM -                     - as tenants in common                                     UNIF GIFT MIN ACT - ...................Custodian...............
                                                                                                                             (Cust.)                      (Minor)
TEN ENT -                       - as tenants by the entireties                             under Uniform Gifts to Minors
                                                                                             Act....................................
JT TEN                            - as joint tenants with right of                                           (State)
                                 survivorship and not as tenants
                                   in common
                                  Additional abbreviations may also be used though not in the above list.

For value received _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________        __________
                             In presence of

____________________         _____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.